UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2012 (July 10, 2012)

ZST DIGITAL networks, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34488	20-8057756

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

ITC Kung Kuan

No. 206 Tongbai Road,

3rd Floor, No.2 Building,

Zhengzhou City, Henan Province

People’s Republic of China 450007

(Address of Principal Executive Offices)

(86) 371-6771-6850

Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.       UNREGISTERED SALES OF EQUITY SECURITIES.

On July 10, 2012, ZST Digital Networks, Inc. (the “Company”) entered into an amendment to its employment agreement (the “Amendment”) with Mr. Bo Zhong (“Mr. Zhong”), the Company’s Chief Executive Officer. Pursuant to the Amendment, among other things, the initial term of Mr. Zhong’s employment with the Company was extended from one year to five years.

On the same date, as approved by the Compensation Committee of the Board of Directors, the Company entered into separate restricted shares grant agreements (the “Restricted Shares Grant Agreements”) with Mr. Zhong and Mr. Lin Zhong, the Chief Operating Officer of the Company, pursuant to which, the Company granted 800,000 and 300,000 restricted shares of common stock (the “Restricted Shares”) to Mr. Zhong and Mr. Lin Zhong, respectively. Among the 800,000 Restricted Shares granted to Mr. Zhong, 300,000 shares were vested on the date of grant and the remaining 500,000 shares vest in equal installments on a quarterly basis over a five-year period. For the 300,000 Restricted Shares granted to Mr. Lin Zhong, none of the shares were vested on the date of grant. All of the shares will vest in equal installments on a quarterly basis over a five-year period.

The foregoing summary of the material terms and conditions of the Amendment and the Restricted Shares Grant Agreements does not purport to be complete and is qualified in its entirety by reference to the said agreements, attached to this report as Exhibits 10.1 through 10.3.

The Restricted Shares were not granted by the Company under the Company’s 2010 Omnibus Incentive Plan. Instead, such shares were granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), for the offer and sale of securities not involving a public offering. None of the Restricted Shares have been registered under the Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 5.02.        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The pertinent information contained in Item 3.02 of this Form 8-K above is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 2 to Employment Agreement, dated July 10, 2012, by and between the Company and Bo Zhong

10.2	Restricted Shares Grant Agreement, dated July 10, 2012, by and between the Company and Bo Zhong

10.3	Restricted Shares Grant Agreement, dated July 10, 2012, by and between the Company and Lin Zhong

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST Digital Networks, Inc.

Date: July 16, 2012

/s/ Bo Zhong
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 2 to Employment Agreement, dated July 10, 2012, by and between the Company and Bo Zhong

10.2	Restricted Shares Grant Agreement, dated July 10, 2012, by and between the Company and Bo Zhong

10.3	Restricted Shares Grant Agreement, dated July 10, 2012, by and between the Company and Lin Zhong